     THIRD AMENDMENT AND WAIVER, dated as of July 30, 1999 (this "Amendment") to the Credit Agreement dated as of October 28, 1997 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), among CARIBINER INTERNATIONAL, INC., a Delaware corporation (the "Parent"), CARIBINER, INC., a New York corporation (the "Company"; together with the Parent, the "Borrowers"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), THE CHASE MANHATTAN BANK, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent") and MERRILL LYNCH CAPITAL CORPORATION, as Syndication Agent (in such capacity, the "Syndication Agent"; collectively with the Administrative Agent, the "Agents").

                              W I T N E S S E T H :

     WHEREAS, the Borrowers, the Lenders and the Agents are parties to the Credit Agreement, pursuant to which the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers on the terms and subject to the conditions thereof; and

     WHEREAS, the Borrowers have requested that certain provisions of the Credit Agreement be amended and waived; and

     WHEREAS, the Lenders are willing to agree to such requested amendments and waivers on the terms and conditions provided for in this Amendment.

     NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent hereby agree as follows:

     SECTION 1. DEFINITIONS.

     Capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Credit Agreement.

     SECTION 2. AMENDMENTS.

     2.1 Amendment to Section 1.01 of the Credit Agreement. (a) Section 1.01 of the Credit Agreement is hereby amended by deleting the proviso to the definition of the term "Applicable Margin".

     (b) Section 1.01 of the Credit Agreement is hereby further amended by adding the following new definitions in their proper alphabetical order:

     "`Consolidated Unadjusted EBITDA': means, for any period, the sum of (a) Consolidated Net Income for such period (excluding, to the extent included in such Consolidated Net Income, (i) any non-cash income or expense other than the items covered in (b), (c) or (d) below and (ii) any gains or losses from sales, exchange and other dispositions of property not in the ordinary course of business), plus to the extent deducted in determining such Consolidated Net Income (b) income taxes accrued during such period,
     (c) depreciation and amortization for such period, (d) interest accrued in such period, as computed on the accrual method in accordance with GAAP and
     (e) any other non-cash charges."

     "`Financial Consultant': means a nationally recognized firm or individual specializing in providing financial consulting and advisory services to overleveraged and/or underperforming corporations that is reasonably satisfactory to the Administrative Agent."

     2.2 Amendments to Section 2.06. (a) Section 2.06 of the Credit Agreement is hereby amended by deleting paragraph (h) of said Section in its entirety and substituting therefor the following new paragraph (h):

     "(h) If any Indebtedness (other than Indebtedness permitted by paragraphs
     (a) through (h) of Section 7.02) shall be incurred by the Parent or any of its Subsidiaries, an amount equal to 100% of the Net Cash Proceeds thereof shall be applied on the date of such issuance or incurrence, first, to the prepayment of the Term Loans and, second, to reduce permanently the Revolving Credit Commitments, in each case as provided in Sections 2.06(l)."

     (b) Section 2.06 of the Credit Agreement is hereby further amended by deleting paragraph (i) of said Section in its entirety and substituting therefor the following new paragraph (i):

     "(i) If on any date the Parent or any of its Subsidiaries receives Net Cash Proceeds from any Asset Sale, other Disposition or Recovery Event, then the Borrowers shall on such date apply an amount equal to 100% of such Net Cash Proceeds first, to the prepayment of the Term Loans and, second, to reduce permanently the Revolving Credit Commitments, in each case as provided in
     Section 2.06(l)."

     (c) Section 2.06 of the Credit Agreement is hereby further amended by deleting paragraph (l) of said Section in its entirety and substituting therefor the following new paragraph (l):

     "(l) Prepayments of the Term Loans shall be applied to the installments thereof in inverse order of maturity. Any reduction of the Revolving Credit Commitments pursuant to Sections 2.06(h) or (i) shall be accompanied by prepayment of the Revolving Credit Loans and/or Swing Line Loans to the extent, if any, that the aggregate Revolving Credit Exposure of all Lenders exceeds the aggregate Revolving Credit Commitments of all Lenders as so reduced, provided that if the aggregate principal amount of Revolving Credit Loans and Swing Line Loans then outstanding is less than the amount of such excess (because L/C Obligations constitute a portion thereof), the Borrower shall, to the extent of the balance of such excess, apply such balance first, to the payment of L/C Obligations that are comprised of unreimbursed drawings under Letters of Credit and second, to the cash collateralization of L/C Obligations comprised of outstanding and undrawn Letters of Credit by depositing an amount in cash equal to the face amount of such outstanding and undrawn Letters of Credit in a cash collateral account established with the Administrative Agent for the benefit of the Issuing Bank and the Lenders on terms and conditions satisfactory to the Administrative Agent.".

     2.3 Amendments to Section 6.01 of the Credit Agreement. (a) Section 6.01 of the Credit Agreement is hereby amended by deleting the phrase "within 120" from paragraph (a) of said Section and substituting therefor the following:

     "no later than the earlier to occur of (i) 5 Business Days after Ernst & Young LLP or another independent public accountant of recognized national standing gives its approval of Parent's audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows for the fiscal year of the Parent and (ii) 90".

     (b) Section 6.01 of the Credit Agreement is hereby further amended by deleting the number "50" from paragraph (b) of said Section and substituting therefor the number "45".

     (c) Section 6.01 of the Credit Agreement is hereby further amended by (i) renumbering paragraphs "(c)" through "(h)" of said Section as paragraphs "(d)" through "(i)" and (ii) adding the following new paragraph (c) after paragraph
(b) of said Section:

     "(c) as soon as available, but in any event within 40 days after the end of each month, commencing with June, 1999, the unaudited, consolidated summaries of operations and cash flows of the Company and its consolidated Subsidiaries for such month and the then elapsed portion of the fiscal year, in form and substance satisfactory to the Administrative Agent, certified by the Chief Financial Officer of the Company as presenting fairly the consolidated summaries of operations and cash flow of the Company and its consolidated Subsidiaries for such month in accordance with the Company's normal internal management reporting practices, subject to quarter-end and year-end adjustment;".

     (d) Section 6.01 of the Credit Agreement is hereby further amended by (i) deleting the reference to "Sections 7.01(a) and (b)" contained in (renumbered) paragraph (e) of said Section and substituting therefor a reference to "Sections 7.01(a), (b), (c) and (d)" and (ii) inserting the phrase "and Consolidated Unadjusted EBITDA" after the words "EBITDA" in said paragraph (e).

     (e) Section 6.01 of the Credit Agreement is hereby further amended by (i) deleting the word "and" at the end of (renumbered) paragraph (h) of said Section, (ii) deleting the period at the end of (renumbered) paragraph (i) of said Section and substituting therefor"; and", and (iii) adding the following new paragraph (j) to the end of said Section:

     "(j) within 10 days following the end of each month beginning with month ended July 30, 1999, a report of the Borrowers' investment banker setting forth the status of the Asset Sale program of the Parent and its Subsidiaries (as described to the Lenders at the July 8, 1999 Lender meeting) as at the end of such month and comparing the then current timetable for such program with the timetable described at the July 8, 1999 Lender meeting (it being understood that such report shall be subject to the confidentiality provisions of Section 10.16 of the Credit Agreement)."

     2.5 Amendments to Article VI of the Credit Agreement. Article VI of the Credit Agreement is hereby amended by adding the following new Section 6.15 to said Article:

     "SECTION 6.15. Financial Consultant. Unless the Borrowers shall have obtained by December 31, 1999, the consent of the Majority Lenders, pursuant to Section 7.06 of the Credit Agreement, to one or more Asset Sales that are the subject of definitive agreements executed by the parties thereto, which Asset Sale is (or Asset Sales are) reasonably estimated by the Borrowers' investment banker to result in aggregate Net Cash Proceeds of not less than $200,000,000, the Borrower shall retain a Financial Consultant by January 14, 2000."

     2.6 Amendments to Section 7.01 of the Credit Agreement. Section 7.01 of the Credit Agreement is hereby amended by adding after paragraph (b) of said Section the following new paragraphs (c) and (d):

     "(c) Consolidated Unadjusted EBITDA. Permit Consolidated Unadjusted EBITDA for any period of four consecutive fiscal quarters ending on any date set forth below to be less than the amount set forth opposite such date:

            Period End Date                          Amount
            ---------------                       -----------
                6/30/99                           $50,000,000
                9/30/99                           $60,000,000
               12/31/99                           $60,000,000"

     (d) Capital Expenditures. Permit Capital Expenditures for any period set forth below to exceed the amount set forth opposite such period:

                Period                               Amount
           ----------------                       -----------
            7/1/99-9/30/99                        $10,000,000
           10/1/99-12/31/99                       $10,000,000"

     2.7 Amendments to Section 8 of the Credit Agreement. Section 8 of the Credit Agreement is hereby amended by (i) inserting "6.15," after the reference to "6.14," in paragraph (c) of said Section and (ii) adding the following phrase to the end of paragraph (c) of said Section: "the Borrowers shall default in the observance or performance of any agreement contained in Section 6.01 of this Agreement and such default shall continue unremedied for a period of five (5) Business Days; or".

     2.7 Amendments to Section 8 of the Credit Agreement. Annex A to the Credit Agreement is hereby amended by deleting said Annex A in its entirety and substituting therefor the "Annex A" attached hereto as Exhibit 1.

     SECTION 4. WAIVER.

     The Lenders hereby waive until March 30, 2000, any Default or Event of Default under Section 8(c) of the Credit Agreement resulting from the Borrowers' failure to maintain the Consolidated Leverage Ratio required by Section 7.01(a) of the Credit Agreement or the ratio of Consolidated EBITDA less Capital Expenditures to Consolidated Cash Interest Expense required by Section 7.01(b) of the Credit Agreement, in each case for the periods of four fiscal quarters ending June 30, 1999, September 30, 1999 and December 31, 1999.

     SECTION 5. MISCELLANEOUS.

     5.1. Representations and Warranties; No Default. After giving effect to this Amendment, the Borrowers hereby represent and warrant that all representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date hereof (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date) and that no Default or Event of Default shall have occurred and be continuing or would result from the execution and delivery of this Amendment.

     5.2. Conditions to Effectiveness of this Amendment. This Amendment shall be effective as of the date first set forth above upon the satisfaction of the following conditions:

     (a) receipt by the Administrative Agent of counterparts hereof duly executed and delivered by the Borrowers and Majority Lenders and consented to by the Loan Parties (other than the Borrowers);

     (b) the payment by the Borrowers to the Administrative Agent, for the benefit of each Lender delivering its duly executed counterpart hereof on or prior to July 28, 1999, of a fee equal to .25% of the aggregate principal amount of the Revolving Credit Commitment and outstanding Term Loans of such Lender; and

     (c) the payment by the Borrowers of the costs and expenses of the Administrative Agent owing under Section 10.05 of the Credit Agreement and for which invoices have been submitted.

     5.3. Limited Effect. Except as expressly amended by this Amendment, the Credit Agreement is and shall continue to be in full force and effect in accordance with its terms, and this Amendment shall not constitute the Lenders' consent or indicate their willingness to consent to any other amendment, modification or waiver of the Credit Agreement or the other Loan Documents.

     5.4 Counterparts. This Amendment may be executed by the parties hereto on one or more counterparts, and all of such counterparts shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

     5.5 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.


                                      CARIBINER INTERNATIONAL, INC.

                                      By: /s/ Robert F. Burlinson
                                          -------------------------------------
                                          Name:  Robert F. Burlinson
                                          Title: Executive Vice President and
                                                 Chief Financial Officer


                                      CARIBINER, INC.

                                      By: /s/ Robert F. Burlinson
                                          -------------------------------------
                                          Name:  Robert F. Burlinson
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

                                      THE CHASE MANHATTAN BANK, individually
                                      and as Administrative Agent

                                      By: /s/ Wendy Weinsier
                                          -------------------------------------
                                          Name:  Wendy Weinsier
                                          Title: Vice President


                                      MERRILL LYNCH CAPITAL CORPORATION,
                                      individually and as Syndication Agent

                                      By: /s/ Christopher Birosak
                                          -------------------------------------
                                          Name:  Christopher Birosak
                                          Title:


                                      BANKBOSTON, N.A.

                                      By: /s/ Peter Haley
                                          -------------------------------------
                                          Name:  Peter Haley
                                          Title: Vice President


                                      BANKERS TRUST COMPANY

                                      By: /s/ G. Andrew Keith
                                          -------------------------------------
                                          Name:  G. Andrew Keith
                                          Title: Vice President

                                      BANK OF AMERICA ILLINOIS

                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                      BANK OF AMERICA, N.A.

                                      By: /s/ Heidi-Anne Sandquist
                                          -------------------------------------
                                          Name:  Heidi-Anne Sandquist
                                          Title: Vice President


                                      BANK OF HAWAII

                                      By: /s/ Donna Parker
                                          -------------------------------------
                                          Name:  Donna Parker
                                          Title: Vice President


                                      THE BANK OF NEW YORK

                                      By: /s/ John R. Ciulla
                                          -------------------------------------
                                          Name:  John R. Ciulla
                                          Title: Vice President


                                      THE BANK OF NOVA SCOTIA

                                      By: /s/ Stephen Lockhart
                                          -------------------------------------
                                          Name:  Stephen Lockhart
                                          Title: Senior Relationship Manager

                                      BANK POLSKA KASA OPIEKI S.A.
                                      PEKAO S.A. GROUP, NEW YORK BRANCH

                                      By: /s/ Barry W. Henry
                                          -------------------------------------
                                          Name:  Barry W. Henry
                                          Title: Vice President


                                      CREDIT AGRICOLE INDOSUEZ

                                      By: /s/ Rene LeBlanc  /s/ Sarah McClintock
                                          -------------------------------------
                                          Name:  Rene LeBlanc   Sarah McClintock
                                          Title: Vice President Vice President


                                      CWC DEBT INVESTORS, LLC
                                      By: Farallon Capital Management, L.L.C.,
                                      its manager

                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                      FERNWOOD ASSOCIATES, L.P.

                                      By: /s/ David B. Forer
                                          -------------------------------------
                                          Name:  David B. Forer
                                          Title: General Partner

                                      FIRST UNION NATIONAL BANK

                                      By: /s/ Mark B. Folke
                                          -------------------------------------
                                          Name:  Mark B. Folke
                                          Title: Senior Vice President


                                      FIR TREE INSTITUTIONAL VALUE FUND

                                      By: /s/ Jeffrey Tannenbaum
                                          -------------------------------------
                                          Name:  Jeffrey Tannenbaum
                                          Title: President


                                      FIR TREE VALUE PARTNERS, LLC

                                      By: /s/ Jeffrey Tannenbaum
                                          -------------------------------------
                                          Name:  Jeffrey Tannenbaum
                                          Title: President


                                      FIR TREE VALUE FUND

                                      By: /s/ Jeffrey Tannenbaum
                                          -------------------------------------
                                          Name:  Jeffrey Tannenbaum
                                          Title: President


                                      FLEET BANK, N.A.

                                      By: /s/ Andrew J. Maidman
                                          -------------------------------------
                                          Name:  Andrew J. Maidman
                                          Title: Vice President

                                      PNC BANK, NATIONAL ASSOCIATION

                                      By: /s/ Michael Richards
                                          -------------------------------------
                                          Name:  Michael Richards
                                          Title: Vice President


                                      CHASE SECURITIES INC.,
                                       as Agent for The Chase Manhattan Bank

                                      By: /s/ Howard J. Golden
                                          -------------------------------------
                                          Name:  Howard J. Golden
                                          Title: Authorized Signatory


                                      SUMMIT BANK

                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                      VAN KAMPEN PRIME RATE INCOME TRUST
                                      By: Van Kampen Investment Advisory Corp.

                                      By: /s/ Lisa M. Mincheski
                                          -------------------------------------
                                          Name:  Lisa M. Mincheski
                                          Title: Vice President

                                      VAN KAMPEN SENIOR INCOME TRUST

                                      By: /s/ Lisa M. Mincheski
                                          -------------------------------------
                                          Name:  Lisa M. Mincheski
                                          Title: Vice President

     Each of the undersigned hereby consents to the foregoing Third Amendment and Waiver and hereby confirms, reaffirms and restates that its obligations under or in respect of the Credit Agreement and the documents related thereto to which it is a party are and shall remain in full force and effect after giving effect to the foregoing Third Amendment and Waiver.


                                      CARIBINER INTELLECTUAL PROPERTY
                                      MANAGEMENT, INC.

                                      By: /s/ Robert F. Burlinson
                                          -------------------------------------
                                          Name:  Robert F. Burlinson
                                          Title: Executive Vice President and
                                                 Chief Financial Officer


                                      CARIBINER AUDIO VISUAL SERVICES, INC.

                                      By: /s/ Robert F. Burlinson
                                          -------------------------------------
                                          Name:  Robert F. Burlinson
                                          Title: Executive Vice President and
                                                 Chief Financial Officer


                                      HRI, V.I., INC.

                                      By: /s/ Robert F. Burlinson
                                          -------------------------------------
                                          Name:  Robert F. Burlinson
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

                                      VISUAL ACTION HOLDINGS, INC.

                                      By: /s/ Robert F. Burlinson
                                          -------------------------------------
                                          Name:  Robert F. Burlinson
                                          Title: Executive Vice President and
                                                 Chief Financial Officer


                                      CARIBINER SERVICES LIMITED

                                      By: /s/ John M. Jureller
                                          -------------------------------------
                                          Name:  John M. Jureller
                                          Title: Director


                                      CARIBINER EUROPE LIMITED

                                      By: /s/ Brian Shepherd
                                          -------------------------------------
                                          Name:  Brian Shepherd
                                          Title: Director


                                      VISUAL ACTION HOLDINGS LIMITED

                                      By: /s/ John M. Jureller
                                          -------------------------------------
                                          Name:  John M. Jureller
                                          Title: Director

                                    EXHIBIT 1

                                                                         Annex A

                                  Leverage Grid


=================================================================================================================================
                      If the              If the             If the             If the             If the             If the
                   Consolidated        Consolidated       Consolidated       Consolidated       Consolidated       Consolidated
                  Leverage Ratio         Leverage           Leverage        Leverage Ratio     Leverage Ratio     Leverage Ratio
                 is less than 2.0      Ratio is less      Ratio is less    is less than 3.5   is less than 4.0    is greater than
                      to 1.0          than 2.5 to 1.0    than 3.0 to 1.0      to 1.0 but         to 1.0 but       or equal to 4.0
                                     but greater than   but greater than    greater than or    greater than or        to 1.0
                                      or equal to 2.0    or equal to 2.5    equal to 3.0 to       equal to
                                          to 1.0             to 1.0               1.0            3.5 to 1.0
---------------------------------------------------------------------------------------------------------------------------------
Commitment Fee       50.0 bps            50.0 bps           50.0 bps           50.0 bps            50.0 bps           50.0 bps
---------------------------------------------------------------------------------------------------------------------------------
Eurodollar          175.0 bps           200.0 bps          225.0 bps          250.0 bps           300.0 bps          325.0 bps
Applicable
Margin
---------------------------------------------------------------------------------------------------------------------------------
ABR                  75.0 bps           100.0 bps          125.0 bps          150.0 bps           200.0 bps          225.0 bps
Applicable
Margin
=================================================================================================================================

On the effective date of the Third Amendment, the Commitment Fee Rate shall be
50.0 bps, the Applicable Margin for Eurodollar Loans shall be 325.0 bps and the Applicable Margin for ABR Loans shall be 225.0 bps.

Beginning with the fiscal quarter ending December 31, 1998 changes in the Applicable Margin or in the Commitment Fee Rate resulting from changes in the Consolidated Leverage Ratio shall become effective on the date (the "Adjustment Date") on which financial statements are delivered to the Lenders pursuant to
Section 6.01 (but in any event not later than the 45th day after the end of each of the first three quarterly periods of each fiscal year or the 90th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Consolidated Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 4.0 to 1. Each determination of the Consolidated Leverage Ratio pursuant to this definition shall be made with respect to the period of four consecutive fiscal quarters of the Parent and its Subsidiaries ending at the end of the period covered by the relevant financial statements.